                                                                      Exhibit 99

                         FORM 4 JOINT FILER INFORMATION

Name of
"Reporting Persons":           InterWest Partners IX, L.P. ("IW9")
                               InterWest Management Partners IX, LLC ("IMP9")

                               Bruce A. Cleveland
                               Philip T. Gianos
                               W. Stephen Holmes
                               Nina Kjellson
                               Gilbert H. Kliman
                               Arnold L. Oronsky
                               Khaled Nasr
                               Douglas A. Pepper

Address:                       2710 Sand Hill Road, Suite 200
                               Menlo Park, CA  94025

Designated Filer:              InterWest Partners IX, L.P.

Issuer and Ticker Symbol:      Carbylan Therapeutics, Inc. ("CBYL")

Date of Event:                 April 14, 2015

Each of the following is a Joint Filer with InterWest Partners IX L.P. ("IW9")
and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 4:

InterWest Management Partners IX, LLC ("IMP9") is the general partner of IW9 and has sole voting and investment control over the shares owned by IW9. Philip T.
Gianos, W. Stephen Holmes, Gilbert H. Kliman, and Arnold L. Oronsky are Managing
Directors of IMP9 and, Bruce A. Cleveland, Nina Kjellson, Douglas A. Pepper and
Khaled A. Nasr are Venture Members of IMP9.

All Reporting Persons disclaim beneficial ownership of shares of Carbylan
Therapeutics, Inc. stock held by IW9, except to the extent of their respective pecuniary interest therein. The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange Act of
1934, or otherwise, any of the Reporting Persons are the beneficial owner of all of the equity securities covered by this statement.

Each of the Reporting Persons listed above has designated InterWest Partners IX,
L.P. as its designated filer of Forms 3, 4 and 5 in accordance with Section
16(a) of the Securities Exchange Act of 1934 and the rules thereunder. Each
Reporting Person has appointed InterWest Management Partners IX, LLC as its attorney in fact for the purpose of making reports relating to transaction in
Carbylan Therapeutics, Inc. Common Stock.

INTERWEST MANAGEMENT PARTNERS IX, L.L.C.  INTERWEST PARTNERS IX, LP

                                          By: InterWest Management Partners IX,
                                              LLC
By: /s/ W. Stephen Holmes                     Its General Partner
   -------------------------------------
     W. Stephen Holmes, Managing Director

                                          By: /s/ W. Stephen Holmes
                                             -----------------------------------
                                              W. Stephen Holmes, Managing
                                              Director

Bruce A. Cleveland, an individual         Gilbert H. Kliman, an individual
By: InterWest Management Partners IX,     By: InterWest Management Partners IX,
    LLC, as Attorney-in-Fact                  LLC, as Attorney-in-Fact

By: /s/ Karen A. Wilson                   By: /s/ Karen A. Wilson
   -------------------------------------     -----------------------------------
    Karen A. Wilson, Power of Attorney        Karen A. Wilson, Power of Attorney

Philip T. Gianos, an individual           Arnold L. Oronsky, an individual
By: InterWest Management Partners IX,     By: InterWest Management Partners IX,
    LLC, as Attorney-in-Fact                  LLC, as Attorney-in-Fact

By: /s/ Karen A. Wilson                   By: /s/ Karen A. Wilson
   -------------------------------------     -----------------------------------
    Karen A. Wilson, Power of Attorney        Karen A. Wilson, Power of Attorney

W. Stephen Holmes, an individual          Khaled A. Nasr, an individual
By: InterWest Management Partners IX,     By: InterWest Management Partners IX,
    LLC, as Attorney-in-Fact                  LLC, as Attorney-in-Fact

By: /s/ Karen A. Wilson                   By: /s/ Karen A. Wilson
   -------------------------------------     -----------------------------------
    Karen A. Wilson, Power of Attorney        Karen A. Wilson, Power of Attorney

Nina Kjellson, an individual              Douglas A. Pepper, an individual
By: InterWest Management Partners IX,     By: InterWest Management Partners IX,
    LLC, as Attorney-in-Fact                  LLC, as Attorney-in-Fact

By: /s/ Karen A. Wilson                   By: /s/ Karen A. Wilson
   -------------------------------------     -----------------------------------
    Karen A. Wilson, Power of Attorney        Karen A. Wilson, Power of Attorney